UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 28, 2014 (May 22, 2014)

DriveTime Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-188977	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
DT Acceptance Corporation
(Exact name of registrant as specified in its charter)

Arizona	333-188977-08	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
DT Jet Leasing, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-188977-04	27-1063772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
DriveTime Sales and Finance Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-188977-06	86-0657074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Credit Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-188977-05	86-0677984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
DriveTime Car Sales Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-188977-07	86-0683232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
DriveTime Ohio Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-188977-02	45-3088784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Carvana, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-188977-03	45-4788036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 East Indian School Road, Phoenix, Arizona 85018
(Address of principal executive offices, with zip code)

(602) 852-6600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement
On May 22, 2014, DriveTime Automotive Group, Inc. (“DTAG”) and DT Acceptance Corporation (“DTAC” and, together with DTAG, “DriveTime” or the “Issuers") entered into a Purchase Agreement (the “Purchase Agreement”) with the subsidiary guarantors named therein and the initial purchasers party thereto, relating to the sale by the Issuers of $400 million aggregate principal amount of the Issuers’ 8.00% Senior Secured Notes due 2021 (the “Notes”). The Notes will have an interest rate of 8.00% per annum and will be issued at a price equal to 100% of their face value, plus accrued interest from June 3, 2014.
The Notes were offered and will be sold to qualified institutional buyers inside the United States and to certain non-U.S. persons located outside the United States in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A and Regulation S under the Securities Act. The Notes will be guaranteed on a secured basis by certain domestic subsidiaries of the Issuers and on an unsecured basis by certain other domestic subsidiaries of the Issuers.
The Purchase Agreement contains customary representations, warranties and agreements by the Issuers and the guarantors thereto. In addition, the Issuers and the guarantors have agreed to indemnify the initial purchasers against certain claims and liabilities, including certain claims arising under the Securities Act, and to reimburse the initial purchasers for expenses incurred in defending against such claims. Furthermore, the Issuers and the guarantors have agreed with the initial purchasers not to offer or sell any similar debt securities for a period of 90 days after the date of the Purchase Agreement without the prior written consent of the representative of the initial purchasers. The settlement of the Notes offering is expected to take place on or about June 3, 2014, subject to the satisfaction of certain conditions.
The Issuers intend to use the proceeds from the Notes offering to pay the principal and premium in connection with its previously announced offer to purchase any and all of its existing 12.625% Senior Secured Notes due 2017, to pay associated tender fees and other related fees and expenses and to repay certain other indebtedness.
The Notes and the related guarantees will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.
The summary of the Purchase Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the form of the Purchase Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy the Notes, or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Item 8.01.    Other Events.
On May 22, 2014, the Company issued a press release announcing the pricing of the Notes. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)        Exhibits

10.1
Purchase Agreement, dated May 22, 2014, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, the subsidiary guarantors named therein and the Initial Purchases set forth on Schedule I thereto.

99.1	Press release, dated May 22, 2014, announcing the pricing of $400 million aggregate principal amount of 8.00% Senior Secured Notes due 2021.

SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 28, 2014	DRIVETIME AUTOMOTIVE GROUP, INC.
	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President and Chief Executive Officer

Date: May 28, 2014	DT ACCEPTANCE CORPORATION
	By:	/s/ Paul I. Kaplan
Paul I. Kaplan
President

Date: May 28, 2014	DT JET LEASING, LLC
	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: May 28, 2014	DRIVETIME SALES AND FINANCE COMPANY, LLC
	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: May 28, 2014	DT CREDIT COMPANY, LLC
	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President and Manager

Date: May 28, 2014	DRIVETIME CAR SALES COMPANY
	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President and Manager

Date: May 28, 2014	DRIVETIME OHIO COMPANY, LLC
	By:	/s/ Jon D. Ehlinger
Jon D. Ehlinger
Manager

Date: May 28, 2014	CARVANA, LLC
	By:	/s/ Jon D. Ehlinger
Jon D. Ehlinger
Manager

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1
Purchase Agreement, dated May 22, 2014, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, the subsidiary guarantors named therein and the Initial Purchases set forth on Schedule I thereto.

99.1	Press release, dated May 22, 2014, announcing the pricing of $400 million aggregate principal amount of 8.00% Senior Secured Notes due 2021.